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                                                                   EXHIBIT 10.1




                                AMENDMENT NO. 1


                 AMENDMENT NO. 1 dated as of May 2, 1995 between FIRST FINANCIAL MANAGEMENT CORPORATION, a corporation duly organized and validly existing under the laws of the State of Georgia (the "Company"); FIRST FINANCIAL BANK, a banking corporation duly organized and validly existing under the laws of the State of Georgia and an indirect Wholly-Owned Subsidiary of the Company (together with its successors and assigns "FFB"); each of the lenders that is a signatory hereto (individually, a "Bank" and, collectively, the "Banks"); and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

                 The Company, FFB, the Banks and the Agent are parties to a Credit Agreement dated as of June 25, 1992 and amended and restated as of November 8, 1994 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said Banks to the Company and FFB in an aggregate principal amount not exceeding $1,000,000,000 at any one time outstanding as to both of them combined. The Company, FFB, the Banks and the Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

                 Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

                 Section 2. Amendment. Subject to the satisfaction of the conditions precedent specified in Section 3 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

                 2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

                 2.02. Section 1.01 of the Credit Agreement shall be amended by amending the definition of "Specified Company Indebtedness" to read in its entirety as follows:

                 "Specified Company Indebtedness" shall mean unsecured Indebtedness (which may include Subordinated Indebtedness of the type referred to in clause (b) of the definition thereof):


                               Amendment No. 1
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                 (a)  for which the Company is directly and primarily liable,

                 (b) in respect of which none of the Subsidiaries of the Company is obligated, whether as a direct obligor or under any Guarantee, and

                 (c) contains covenants and events of default no more onerous on the Company and its Subsidiaries than the covenants and events of default contained in this Agreement.

                 2.03. Section 8.07 of the Credit Agreement is hereby amended by deleting the word "and" at the end of subsection (o), adding the word "and" to the end of subsection (p), and adding a new subsection (q) immediately after subsection (p), to read as follows:

                 "(q) Indebtedness under the Revolving Credit Agreement dated as of May 2, 1995 (the "Revolving Credit Agreement"), between the Company, FFB, the banks (other than FFB) named therein, and Chase as agent to the banks;"

                 Section 3. Conditions Precedent. As provided in Section 2 above, the amendment to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the execution and delivery by each of the parties hereto.

                 Section 4. Commitments. The parties hereto hereby acknowledge and agree, with reference to Section 11.13 of the Revolving Credit Agreement, that the aggregate amount of the Commitments under the Credit Agreement (whether or not utilized) has been reduced as of the date hereof to $500,000,000, and such reduction has been effected pro-rata among the Banks.

                 Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.





                               Amendment No. 1

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

                                          FIRST FINANCIAL MANAGEMENT
                                            CORPORATION



                                          By_____________________________
                                            Title:  Senior Executive Vice
                                                     President, Chief
                                                     Financial Officer

                                          FIRST FINANCIAL BANK



                                          By____________________________
                                            Title:  Executive Vice
                                                      President

                                          THE CHASE MANHATTAN BANK
                                          (NATIONAL ASSOCIATION)
                                          as Agent, as the Swingline
                                          Bank and as a Bank



                                          By______________________________
                                            Title:

                                          WACHOVIA BANK OF GEORGIA, N.A.


                                          By______________________________
                                            Title:

                                          NATIONSBANK OF GEORGIA, N.A.


                                          By______________________________
                                            Title:





                               Amendment No. 1

                                        THE BANK OF TOKYO, LTD.,
                                          ATLANTA AGENCY


                                        By______________________________
                                          Title:

                                        THE INDUSTRIAL BANK OF JAPAN,
                                          LIMITED, ATLANTA AGENCY


                                        By______________________________
                                          Title:

                                        THE BANK OF NEW YORK



                                        By______________________________
                                          Title:

                                        THE LONG-TERM CREDIT BANK OF
                                          JAPAN, LIMITED



                                        By______________________________
                                          Title:

                                        THE DAI-ICHI KANGYO BANK, LIMITED
                                          ATLANTA AGENCY



                                        By_______________________________
                                          Title:

                                        COMMERZBANK AKTIENGESELLSCHAFT
                                          ATLANTA AGENCY



                                        By______________________________
                                          Title:


                                        By______________________________
                                          Title:





                               Amendment No. 1

                                        BANK OF AMERICA ILLINOIS



                                        By_______________________________
                                          Title:

                                        BANK OF MONTREAL


                                        By_______________________________
                                          Title:

                                        ABN AMRO BANK N.V.


                                        By_______________________________
                                          Title:


                                        By_______________________________
                                          Title:

                                        THE BANK OF NOVA SCOTIA


                                        By_______________________________
                                          Title:

                                        CREDIT LYONNAIS CAYMAN ISLAND
                                          BRANCH


                                        By_______________________________
                                          Title:

                                        CREDITANSTALT CORPORATE FINANCE,
                                          INC.


                                        By______________________________
                                          Title:



                                        By______________________________
                                          Title:





                               Amendment No. 1

                                        THE DAIWA BANK, LIMITED



                                        By______________________________
                                          Title:


                                        By______________________________
                                          Title:

                                        THE FIRST NATIONAL BANK OF BOSTON



                                        By_______________________________
                                          Title:

                                        BANK SOUTH, N.A.



                                        By_______________________________
                                          Title:

                                        FIRST UNION NATIONAL BANK
                                          OF GEORGIA



                                        By_______________________________
                                          Title:





                               Amendment No. 1